UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2018

IHEARTMEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53354	26-0241222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On August 28, 2018, iHeartMedia, Inc. (the “Company”) and its debtor subsidiaries filed with the United States Bankruptcy Court for the Southern District of Texas, a revised Disclosure Statement Relating to the Third Amended Joint Chapter 11 Plan of Reorganization of iHeartMedia, Inc. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Revised Disclosure Statement”). The Revised Disclosure Statement includes Exhibit E (“Liquidation Analysis”), Exhibit F (“Financial Projections”) and Exhibit G (“Valuation Analysis”) (collectively, the “Exhibits”). These Exhibits are available at https://cases.primeclerk.com/iheartmedia.

The information set forth in this Current Report on Form 8-K is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01 shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Cautionary Statement Regarding Forward-Looking Information

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Exhibits, which was not prepared with a view toward compliance with published guidelines of the United States Securities and Exchange Commission or guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The information contained in the Exhibits was prepared solely for the purpose of providing adequate information to holders of claims and interests as required by Section 1125 of the Bankruptcy Code and is subject to the assumptions, qualifications and explanations stated therein. The information contained in the Exhibits does not constitute a prediction or guarantee of the actual market value of the Company and its debtor and non-debtor subsidiaries, and is subject to uncertainties and contingencies beyond the control of the Company’s and the debtors’ management. There can be no assurance that the information contained in the Exhibits is complete, and the information may be subject to revision. Subsequent information or discovery may result in material changes to the Exhibits and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Company does not undertake any obligation or commitment to update the Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IHEARTMEDIA, INC.

Date: August 29, 2018	By:	/s/ Lauren E. Dean
Lauren E. Dean
Senior Vice President, Associate General Counsel and Assistant Secretary